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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ___________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 August 8, 1997
                Date of report (Date of earliest event reported)


                             CALLAWAY GOLF COMPANY
               (Exact Name of Registrant as Specified in Charter)



             California                  1-10962            95-3797580
     (State or Other Jurisdiction      (Commission       (I.R.S. Employer
          of Incorporation)            File Number)     Identification No.)


                              2285 Rutherford Road
                            Carlsbad, CA  92008-8815
                    (Address of Principal Executive Offices)

                                 (760) 931-1771
              (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets.

     On August 8, 1997, Callaway Golf Company (the "Company"), a California corporation, consummated its acquisition of substantially all of the assets of Odyssey Sports, Inc. ("Odyssey"), a California corporation (the "Purchase"), for a purchase price of $130 million, subject to certain adjustments as of the time of closing. The Company paid the $130 million purchase price from its existing cash and cash equivalents, and the acquired assets and certain specified liabilities were transferred to a newly-formed, wholly-owned subsidiary of the Company, Odyssey Golf, a California corporation (formerly named "Callaway Acquisition"). A copy of the Asset Purchase Agreement (the "Purchase Agreement") dated July 20, 1997 by and among the Company, Odyssey and U.S. Industries, Inc. ("USI"), a Delaware corporation and the ultimate parent company of Odyssey, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     Odyssey Sports, Inc. previously used the acquired assets in connection with its business of making and selling the Odyssey(R) line of putters with Stronomic(R) face inserts. The Company, through its Odyssey Golf subsidiary, intends to continue to use the acquired assets for the purpose of making and selling the Odyssey(R) line of putters.

     Odyssey(R) putters had been manufactured and shipped on behalf of Odyssey by Tommy Armour Golf Company ("Tommy Armour"). Odyssey Golf and Tommy Armour have entered into a Transitional Assembly Services Agreement (the "Transition Agreement") dated as of August 8, 1997, pursuant to which Tommy Armour will continue to provide these manufacturing and shipping services through at least February 8, 1998 unless earlier terminated by Odyssey Golf. At the conclusion of the Transition Agreement, the Company will have to make satisfactory arrangements for the manufacturing and shipping of Odyssey(R) products. The Company has not yet determined how or where this product manufacturing and shipping will be accomplished. There can be no assurance that the Company's ability to deliver Odyssey(R) products to the marketplace in sufficient quantities and quality will not be adversely affected by these transitions. A copy of the Transition Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Transition Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

     On August 11, 1997, the Company issued a press release announcing its consummation of the Purchase, which press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.
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Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

         The historical financial statements of the business acquired will be filed by amendment as soon as practicable, but not later than 60 days after this report is required to be filed.

     (b) Pro Forma Financial Information.

         The pro forma financial information for the business acquired will be filed by amendment as soon as practicable, but not later than 60 days after this report is required to be filed.

     (c) Exhibits.

         10.1 Asset Purchase Agreement dated July 20, 1997 by and among Callaway Golf Company, Odyssey Sports, Inc. and U.S. Industries, Inc.

         10.2 Transitional Assembly Services Agreement dated as of August 8, 1997 by and between Callaway Acquisition and Tommy Armour Golf Company.

         99.1  Press Release, dated August 11, 1997, of Callaway Golf Company.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 20, 1997                 CALLAWAY GOLF COMPANY


                                       By:    /s/  DONALD H. DYE
                                          ----------------------------
                                                 Donald H. Dye
                                                 President and CEO
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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

     10.1 Asset Purchase Agreement dated July 20, 1997 by and among Callaway Golf Company, Odyssey Sports, Inc. and U.S. Industries, Inc.

     10.2 Transitional Assembly Services Agreement dated as of August 8, 1997 by and between Callaway Acquisition and Tommy Armour Golf Company.

     99.1         Press Release, dated August 11, 1997, of Callaway Golf
                  Company.